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                                                                     Exhibit 10.

                            JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each such party.

Dated: July 25, 2001

RCBA GP, L.L.C.                            RCBA STRATEGIC PARTNERS, L.P.

                                           By:  RCBA GP, L.L.C.
                                                its general partner

By:  /s/ Murray A. Indick                  By:  /s/ Murray A. Indick
     -----------------------------------        ------------------------------
     Murray A. Indick                           Murray A. Indick
     Member                                     Member

RICHARD C. BLUM & ASSOCIATES, INC.         BLUM CAPITAL PARTNERS, L.P.

                                           By:  Richard C. Blum & Associates,
                                                Inc., its general partner

By:  /s/ Murray A. Indick                  By:  /s/ Murray A. Indick
     -----------------------------------        ------------------------------
     Murray A. Indick                           Murray A. Indick
     Partner, General Counsel                   Partner, General Counsel
     and Secretary                              and Secretary


                                           CBRE HOLDING, INC.


     /s/ Murray A. Indick
     -----------------------------------
     RICHARD C. BLUM                       By:  /s/ Murray A. Indick
                                                ------------------------------
By:  Murray A. Indick, Attorney-in-Fact         Murray A. Indick
                                                Vice President, Assistant
                                                Secretary and Assistant
                                                Treasurer